Exhibit 99

Lehman Brothers CEO Energy/Power Conference September 7, 2006

Certain of the statements contained herein are forward-looking statements, including statements of management’s current expectations as to efficiencies, cost savings, market profile, expenses, drilling and development plans, future production, financial strength, and the competitive ability and position of the company. Statements identified by words such as “expects,” “projects,” “plans,” “believes,” “estimates,” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the possibility that the anticipated benefits from Pogo’s operations cannot be fully realized, the possibility that commodity prices, costs or difficulties related to the conduct of its business will be greater or lesser than expected, and the impact of competition and other risk factors relating to the industry will be greater than expected, all as detailed from time to time in Pogo’s reports filed with the SEC. Pogo disclaims any responsibility to update these forward-looking statements. Non-GAAP (Generally Accepted Accounting Principles) Financial Measures may be discussed during this presentation in reviewing our performance, such as discretionary cash flow. You can find a reconciliation of those measures to GAAP Measures on our website (www.pogoproducing.com) in the Investor Relations Section. Private Securities Litigation Reform Act Safe Harbor Statement

The Essential Pogo Gross Leasehold Acres 4,847,000 Ac. North America 3,119,000 Ac. New Zealand 1,480,000 Ac. Vietnam ~ ~ ~ ~ ~ ~

North American Production Profile Daily Cumulative Hydrocarbon Production Equivalent Barrels Per Day 33,277 45,715 68,998 79,352 74,465 71,591 Daily Natural Gas Production (MMCF/D) Daily Crude Oil Production (B/D) (Also Includes Condensate, Plant Products) Barrels Per Day Millions of Cubic Feet Per Day Exit Exit 90,000 100,000 2006E 2006E Exit Note: Production estimates are subject to disclaimers set forth in this presentation and do not include downtime due to hurricanes or other unanticipated events and do not include any acquisitions or dispositions of assets. 1H 06 Equivalent Barrels Per Day 2000 2001 2002 2003 2004 2005 1H 06 2006E 2006E 2000 2001 2002 2003 2004 2005 1H 06 2006E 2006E 2005 2004 2003 2002 2001 2000 84,427 020,00040,00060,00080,000100,000250.2210.4276.0244.3201.3172.8106.2330.0300.0010020030040029,89744,28238,41833,75035,44916,92215,57345,00040,000010,00020,00030,00040,00050,000

Pogo Proven Reserves* At Year End ** Percentage replacement of yearly hydrocarbon production * Ryder Scott Company and Miller and Lents year-end estimate of proven reserves ** 143% 204% Billions of Cubic Feet Equivalent 153% 305% 187% 188% 199% 102% 177% 480% 122% 147% 133% 268% 2005 PF(1) (1) Pro forma for Latigo acquisition and GOM sale. 14 Year Average 167% 3163424034465996597518458479421,5341,5831,7021,7782,1742,042 0 300 600 900 1,200 1,500 1,800 2,100 199119921993199419951996199719981999200020012002200320042005

Successful Drilling Wells Drilled / Successful Wells Successful Wells Drilled 96% 87% 93% 92% 94% 91 127 130 172 248 87 111 121 159 232 363 337 93% 300 92% 325 550 2006E(1) (1) Includes Latigo acquisition. 184 88% 209 010020030040050060019992000200120022003200420051H '06

Reserves Distribution (1) 58% Gas 42% Oil GULF OF MEXICO CANADA SAN JUAN ONSHORE GULF COAST 32% 30% 6% 14% Reserves by Region Reserves Mix Total Reserves: 2,174 Bcfe R/P: 10.5 ROCKY MOUNTAINS PERMIAN BASIN 13% 5% (1) Pro forma for Latigo acquisition and GOM sale.

Significant Acreage Position Total Net Acreage (1) (1) Pro forma for Latigo acquisition, GOM sale, Vietnam and New Zealand. North American Acreage International Acreage 4226872,6924,0771,31637301,0002,0003,0004,0005,000200320042005Thousands

3D Outline 128 Sq. Miles Blackstone Allen A-1 Drilling with Shows Blackstone Minerals A-36 #1 Tested: 15.7 Mmcf/d + 4,954 Bcpd Pogo (Operator) W.I. 100% 50,000 Net Acres Pogo Acreage Potential Austin Chalk Unit Delta Petroleum Well Tested: 25 Mmcf/d + 2,200 Bcpd North Double A Project - Polk & Tyler Cos.,Texas Spud September 15, 2006 Spud October 1, 2006 Current Drilling Location

North Double A Project - Polk & Tyler Cos.,Texas Pogo #1 Blackstone Minerals Corp A-36 Well

North Double A Project - Austin Chalk Lateral Cross-Sections

Brown Dolomite Drilling Granite Wash Drilling Pogo Acreage Major Oil & Gas Fields & Recent Drilling Activity Western Anadarko Basin

Marvin Lake Area Pogo Acreage Granite Wash Wells Anderson Ranch 61 #1 TD: 11,500’ Tested: 1.2 Mmcfpd Without Compression Gas Well Sanders 73 #1 Drilling Moore 63 #1 Spud 4th Qtr. Hansen 29 #1 Spud 4th Qtr.

Ranches Area


HUTCHINSON
ROBERTS
TURKEY TRACK
CARTER
REYNOLDS
MORRISON
HARVEY
DUNCAN
THEIS
CARTER
REYNOLDS
DUNCAN
SMITH
PRICE
5 miles

Operator: Latigo
WI: Avg. 79%

Acreage Position: 273,000 gross acres
237,410 net acres

Seismic:
Recently acquired 460 mi² 3-D Shoot currently being interpreted.

Play Description:
Permian Brown Dolomite is structurally controlled with prospects updip from gas shows. There are 40+ potential horizontal Brown Dolomite locations.

Pennsylvanian Granite Wash is both structurally and stratigraphically controlled and is located along an updip pinchout. Prospective trend area exceeds 120 miles². There are 100+ potential horizontal Granite Wash locations.

Additional potential horizons include Morrow Sand channels and Hunton structural accumulations.

POGO PRODUCING COMPANY 14

Utah Central Utah Thrust Play Cumulative Production 7.5 Tcf of Gas 340 Mmbbls of Oil Wolverine Oil and Gas Central Utah Thrust Belt Discovery Estimated 150 Mmboe Proven Sevier Area of Interest Existing Oil Fields Existing Gas Fields Easternmost Thrust

Central Utah Thrust Play Pogo Acreage Area of Interest Pogo (Operator) W.I. 97% 68,600 Net Acres ~ ~ ~ ~ Wolverine - Covenant Field Discovery Wells Wolverine Federal Unit Easternmost Thrust

Geographic Regions - Focus Areas



Northwest Territories
Summit Creek
Stewart Lake
ALBERTA
SASK
NORTHERN ALBERTA/BC
Deep Basin Gas
Red Rock
Ansell
WEST CENTRAL ALBERTA
Conventional Oil & Gas CBM
Tay River
Mikwan/Huxley
Foothills
SOUTHERN ALBERTA
SOUTHWEST SASKATCHEWAN
SOUTHEAST SASKATCHEWAN
Devonian Exploration
Hardy/Minton
Milk River
Shallow Gas
Devonian Oil Exploration

2006 Plans

33 Exploratory Wells

151 Development Wells

$225 MM CAPEX

POGO PRODUCING COMPANY 17

Tay River - Alberta, Canada Shell 2-6 Tay River Discovery 500 – 800 Bcf OGIP 32% H2S Pogo Spud in January 2007 Strachan Cum. 1.1 Tcf Ricinus West Cum. 1.6 Tcf Rge 11 Rge 10 Rge 9 TWP 37 TWP 36 TWP 35 Pogo Acreage 66% Interest Shell Acreage Shell 3D Survey Wells Drilled Gas Field Prospect Area ~ ~ Talisman Proposed Well Shell Proposed Wells 1 Mile Shell Drilling

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Northwest Territories Exploration



Summit Creek K-44
Appraisal Well
Block EL-441
218,569 Acres
EL-397
Keele River
Summit Creek B-44
Discovery Well
Stewart Lake D-57
Discovery Well
Summit
Creek
EL-423
Redstone River
5 Miles

2005 Program Results

- Summit Creek B-44 Discovery Well
  - Over 500 feet of gross pay
  - Lower Arnica
    - Tested 11 mmcf/d & 3,250 bcpd
  - Upper Arnica
    - Tested 9.9 mmcf/d & 3,035 bcpd

2006 Program

- Stewart Lake D-57 Discovery Well
  - Little Bear 150 feet of gross pay
    - Tested 5 mmcf/d
- Summit Creek K-44 Well
  - Lower Arnica 108 feet of gross pay
- 2D Seismic - $9mm (gross)

Pogo Acreage
969,000 Gross Acres
≈ 30% Interest

Wells Drilled

Oil Pipeline

Potential Future Gas Pipeline

Proposed Gas Pipeline



POGO PRODUCING COMPANY 20

CBM Play Map

Scollard (Ardley)	Horseshoe Canyon	Upper Mannville	
1 - 20	1 - 12	1 - 12	Thickness *(Metres)*
30 - 130	30 - 150	175 - 330	Gas Content *(Scf/ton)*
0 - 700	0 - 800	800 - 2000	Depth Range *(Metres)*
2 - 8	2 - 3	5 - 12	Resource Base *(Bcf/Section)*
20 - 40	15 - 20	150 - 170	Total Resources - GIP *(Tcf)*
Variable	0 - 1	12 - 18	Time to Production *(Months)*
Variable	Dry	Saline	Water Quality


ALBERTA
CORBETT
NEXEN / TRIDENT
Mannville Coals
THUNDER / BARRHEAD
TRIDENT
Mannville Coals
MARSH
RICHARDS
Ardley Coals
GILBY / WESTEROSE
ENCANA
Ardley Coals
LAMBERT
RICHARDS
Ardley Coals
BASHAW
APACHE
Horseshoe Canyon
MIKWAN
ENCANA
Horseshoe Canyon
FIRST COMMERCIAL
MANNVILE CBM
ENTICE
MGV / ENCANA
Horseshoe Canyon
Calgary
Lethbridge
T85
T80
T75
T70
T65
T60
T55
T40
T25
T20
T15
T10
T5
R1W5
R20
R10
R1W4

- Industry CBM Projects
  - Corbett Field
    - Nexen / Trident - Mannville
  - Gilby / Westerose Fields
    - Encana - Ardley
  - Bashaw Field
    - Apache - Horseshoe Canyon
  - Mikwan Field
    - Encana - Horseshoe Canyon
  - Entice Field
    - MGV / Encana - Horseshoe Canyon
  - Thunder / Barrhead Field
    - Trident - Mannville
  - Marsh Field
    - Richards - Ardley
  - Lambert Field
    - Richards - Ardley
- Pogo est CBM potential
  - Ardley 450 Bcf
  - Mannville 410 Bcf

POGO PRODUCING COMPANY
21

North Texas - Barnett Shale Play Pogo W.I. 75% 8,000 Gross Acres Pogo Acreage Newark Field Devon, et al JMG Field EOG, et al Jack County Wise County Barnett Shale Gas Fields

Williams County Dunn County North Dakota - Bakken Shale Play Montana North Dakota Pogo Area of Interest and Acreage Oil Wells Pogo W.I. 100% 46,000 Gross Acres ~ ~ Conoco - Watterud 17A Well BP-Amoco Conoco-Phillips Hess Corp. Continental Resources Conoco-Phillips EOG Resources Headington Oil Co. Continental Resources Bicentennial Trend Conoco-Phillips Kerr McGee Whiting O&G Corp. Nance Petroleum Elm Coulee Trend

Williston Basin Stratigraphy


APPROX. DEPTH
AGE
GROUP/FORMATION
GENERALIZED LITHOLOGY
0'
2,000'
4,000'
6,000'
8,000'
10,000'
12,000'
14,000'
CRETACEOUS-TERTIARY
JURASSIC
TRIASS. PERMIAN
PENN - U MISS.
MIDDLE-LOWER MISSISSIPPIAN
DEVONIAN
SILURIAN
ORDOVICIAN
CAMBRIAN
FT. UNION
FOX HILLS
MONTANA GP.
COLORADO GP.
DAKOTA GP.
MORRISON
SWIFT
RIERDON
PIPER
DUNHAM/SAUDE
SPEARFISH
AMSDEN
TYLER/HEATH
KIBBEY
OTTER
MADISON GP.
CHARLES
MISSION CANYON
LODGE POLE
BAKKEN
THREE FORKS
NISKU
DUPEROW
SOURIS RIVER
DAWSON BAY
PRAIRIE
WINNIPEGOSIS/ASHERN
INTERLAKE
STONY MTN / GUNTON
RED RIVER
WINNIPEG
DEAD WOOD

Conoco - Watterud 17A Well
Bakken Shale Log


GR
Res
Bakken Upper Shale
Middle
Member
8900
Bakken Lower Shale

POGO PRODUCING COMPANY
24

SW Indiana - New Albany Shale Project

Production
Avg. 2.8 Mmcfgpd
(Gross, 12 Wells)
2006 Drilling Activity
5 Exploratory Wells
9 Development Wells



Pogo W.I. 47 - 50%
≈ 232,000 Gross Acres

- Pogo Acreage
- 2006 Exploration Areas
- Pogo Gas Wells
- Current Drilling Location
- Pipeline


Marco Area
Exploratory Well Testing
Lyons Area
Gas Discovery
E Plainville Area
Exploratory Gas Discovery
4 Development Wells Drilled
Loogootee Area
2005 Gas Discovery
Peterson Area
5 Development Wells Drilled
Buschkoetter Area
2005 Gas Discovery
SE Plainville Area
Gas Discovery
S Buschkoetter Area
Gas Discovery


Illinois Basin

POGO PRODUCING COMPANY
25

New Zealand - North Taranaki Basin Tasman Sea Pacific Ocean NEW ZEALAND Koru Toro Pogo (Operator) – 50% W.I. 1,044,000 Gross Acres Pogo Acreage 3-D Survey Existing Gas Fields Existing Oil Fields Oil Well

Toro Prospect - Seismic Line TD 14,400’ DHC $25 MM Mean = 138 MMBoe 9,600 acres 7,163 acres

New Zealand - East Coast Basin, PEP 38344 Pogo (Operator) – 100% W.I. 2,075,000 Gross Acres Pogo Acreage Tasman Sea Pacific Ocean NEW ZEALAND J L 2,306,000 Acres PEP 38344 2,075,000 Acres 1,320,000 Acres Existing 4” Line Existing 8” Line Pipeline Total=5,701,000 Acres

Exploration Drilling in the NZ East Coast Basin


PEP 38344
Gas discovery
Signif. gas shows
Signif. oil shows
Borehole
GeoSphere

- Over 300 HC seeps have inspired drilling for over 140 yrs. Many are old wells drilled only on surface indications. Only 3 offshore wells.
- BP/Shell/Todd Group drilled 5 onshore wells in the 1960's. Four around Hawke Bay found gas shows.
- BP's last effort, the Hawke Bay-1 well (1975), found oil associated gas shows in Mid-Miocene sandstone & an Oligocene limestone. It's the only well in PEP 38344.
- Late 1990's Westec/Orion awarded 3 permits -14 onshore wells, Kauhauroa-5 tested 11 mmcfgd Tuhara-1 found gas in the Mid-Miocene Tunanui sandstone.

POGO PRODUCING COMPANY
29

Vietnam South China Sea 1,480,000 Acres ~ ~ Pogo (Operator) - 100% W.I. Pogo Acreage 1,480,000 Acres ~ ~ Su Tu Den (Black Lion) 400 Mmbbls 80,000 Bopd Operator: Conoco Phillips Bach Ho (White Tiger) 800 Mmbbls 200,000 Bopd Operator: Vietsovpetro 197,680+Acres 3D 2 Wells (Firm) 2 Wells (Optional)

Vietnam - Potential Leads 850 Km 3D in September ‘06

International Operational Time Line


New Zealand
Taranaki Basin
Acquired 3D Seismic
Drill 2 Wells
2005
2006
2007
2008
2009
Vietnam
Block 124
Acquire 3D Seismic
Drill 2 Wells
2006
2007
2008
2009
New Zealand
East Coast Basin
Acquire 2D Seismic
Drill 1-2 Wells
2006
2007
2008
2009

POGO PRODUCING COMPANY 32

Maintain Moderate Debt Levels Improve Unit Cost Structure Monitor Hedging Position Identify Appropriate Property / Company Acquisition Opportunities Preserve Financial Liquidity Financial Objectives

06/30/05 6 Months Ended 06/30/06 Financial Summary (1) Adjusted for after-tax gain on GOM sale and Canadian income tax benefit. (2) Adjusted to remove accrual of the tax liability related to the gain on the GOM sale. Production (Bcfe) 91.7 79.6 Oil & Gas Prices (per Mcfe) $7.76 $6.63 Oil & Gas Revenues ($MM) $711.5 $528.1 Net Income ($MM) $125.8 (1) $113.5 Discretionary Cash Flow ($MM) $412.9 (2) $307.4 Avg. Diluted Shares Out. (MM) 58.0 62.5 Net Income/Share $2.17 $1.82 Discretionary Cash Flow/Share $7.12 $4.92

(MM) 06/30/06 Cash $26.7 Bank Debt Subordinated Debt 1,450.0 Total Debt $2,014.0 Stockholders’ Equity 2,618.5 Total Capitalization $4,632.5 12/31/05 $57.7 646.0 1,000.0 $1,646.0 2,099.9 $3,745.9 564.0 Financial Summary Total Debt / Book Capitalization 43% 44%

Combined Hedge Position Gas 125 MMCF/D $11.73/MCF $5.92/MCF 2006 Use of hedging strategy to help ensure acquisition rates of return, lower exposure to downside commodity price volatility and stabilize cash flow for reinvestment. Pogo has entered into oil and gas hedges for the majority of acquired volumes to ensure economics and protect cash flow. Oil 17,500 BOPD $51.43/Bbl $80.95/Bbl 2007 Gas 90 MMCF/D $12.45/MCF $6.33/MCF Oil 17,500 BOPD $51.43/Bbl $77.61/Bbl 2008 Gas 15 MMCF/D $12.11/MCF $8.00/MCF Oil 2,500 BOPD $60.00/Bbl $80.13/Bbl

Achieved strong financial results. Improved capital structure. Hedged majority of acquisition related volumes at favorable prices. Increased credit facility to $1 billion; almost $500 million of available capacity. Raised the common stock dividend by 150%. Repurchased 11% of Common Shares. Ranked most conservative E&P Company for accounting practices for fourth consecutive year. Financial Accomplishments

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